Exhibit 10.42
HEALTH FITNESS CORPORATION
COMPENSATION ARRANGEMENTS FOR EXECUTIVE OFFICERS
FOR FISCAL YEAR 2007
     The Health Fitness Corporation Board of Directors approved the 2007 fiscal year base salaries for the executive officers as set forth below. In addition, these executive officers may participate in our 401(k) plan, employee stock purchase plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements.

2007 Annual
Executive Officer and Title	Base Salary
Jerry V. Noyce	$275,000
Vice Chairman

Gregg O. Lehman	$275,000
President and Chief Executive Officer

Wesley W. Winnekins	$188,100
Chief Financial Officer and Treasurer

Jeanne C. Crawford	$150,075
Vice President — Human Resources and Secretary

James A. Narum	$134,000
Vice President Account Services — U.S. Auto

David T. Hurt	$130,810
Vice President Account Services — Fitness Management

Katherine M. Hamlin	$133,900
Vice President Account Services — Health Management

Brian J. Gagne	$148,390
National Vice President – Health Management

Michael R. Seethaler	$140,000
National Vice President — Business Development

John F. Ellis	$166,901
Chief Information Officer

Peter A. Egan	$166,901
Chief Science Officer